Exhibit 99.1

 Disrupting Convention in Women’s Health Through Continuous Innovation  February 2022  Corporate Presentation  1

 Forward-Looking Statements  This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.Certain information contained in this Presentation relates to or is based statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.  2

   Femasys: At-a-Glance    Who We Are  Financial Information  Femasys is a biomedical company aiming to meet women’s needs worldwide with a novel suite of products and product candidates that include minimally invasive, in-office technologies for reproductive health.Headquarters: Suwanee, GA  Nasdaq: FEMYIPO date: June 2021 Market Cap: $35.16 M(as of 2/22/22) Cash: $27.28 M(as of 9/30/21)  3

Investment Highlights

- Biomedical Company Disrupting the Approaches to Women's Health with Proprietary Diagnostic and Device Solutions in Development
- Addressing Multi-Billion Dollar Global Market Opportunities in Infertility and Permanent Birth Control With Differentiated and Improved Approaches
- Clear Reimbursement Path with Limited Competition Yields Improved Patient Care and Health Economics
- Woman-Founded and Led, Experienced Leadership Team with Concentrated Development Expertise
- In-House CMC and Device Infrastructure; 130+ Patents Filed Globally
- $33 million from recent IPO; early investment from Medtronic

4
femasys

Our Product Pipeline

Contraception Product Candidate

	Research	Preclinical	PMA Clinical Studies		
			Stage I Safety	**Stage II** Validation	**Stage III** Pivotal
FemBloc® *Permanent Birth Control and Ultrasound Occlusion Confirmation*					

Infertility Products and Product Candidates

THERAPEUTIC	Research	Preclinical	De Novo Clinical Study
FemaSeed® *Localized Artificial Insemination*			

DIAGNOSTIC	Research	Preclinical	Approval
FemVue® *Contrast-Generating Device*			
FemCath™ *Selective Delivery Catheter*			

Biopsy Product

	Research	Preclinical	Approval
FemCerv® *Endocervical Tissue Sampler*			

5

femasys®

 Broadly Applicable Proprietary Platform Technologies  Our portfolio of products and product candidates address various underserved areas of the reproductive and gynecological market providing solutions for OB/GYNS  6

 Our Novel Biomedical Procedures in Development: Simple and In-Office  Specified, precise delivery to fallopian tubes (i.e., biomedical material, sperm or therapeutic agents)   No anesthesia and no incisionsNo special skillset and no capital equipmentNo cannulation of tubePatents issued and pending  Common minimally invasive technique(i.e., intrauterine catheters, IUD)  Dual Placement  Single Placement  7

 Our Companion Ultrasound-Based Diagnostics: Simple and In-Office  Balloon catheter insertedcommon technique  Deliver saline-air contrast for tubal evaluation  Occlusion  Patency  No RadiationNo X-Ray DyeNo Referral to Radiology Center  Contrast generation for screening and occlusion confirmation for use with our novel biomedical procedures  8  Real-time imaging result

Strong Global IP Portfolio

Our Patent Estate Encompasses Utility and Design

Directional Delivery (dual or single) to Fallopian Tubes	Biopolymer Composition for Tubal Occlusion	Contrast Generating Ultrasound Visible	Tissue Sampling for Cancer Detection
FemBloc, FemaSeed, FemCath	FemBloc	FemVue Occlusion Confirmation for FemBloc	FemCerv

130+ PATENTS ISSUED GLOBALLY; OVER 40 PENDING

9

femasys®

 FemBloc®  Permanent Birth Control + Ultrasound Occlusion Confirmation  First and only non-surgical, in-office, permanent birth control option in development with the potential to be the safest and most natural approach at half the cost of the long-standing surgical alternativeFirst in-office ultrasound approach for confirmation of procedure success  10

 Since surgical tubal ligation has been performed since the 1880’s and remains the most common option for women who want permanent birth control.   Permanent Birth Control Alternatives: Unmet Need (U.S. only)  >13M women no longer intend to have children  >12M use non-permanent birth control, long-term  800,000 women choose surgical tubal ligation as a form of permanent birth control every year  More than 100 years of stagnant innovation for permanent birth control  11

 Essure® is a registered trademark of Bayer Healthcare (Conceptus) and, as of December 2018, no longer a marketed solution.  FemBloc: Expected Competitive Advantages Over Existing or Previous Birth Control Options      On-Market Solutions      Off-Market                FemBloc  Surgical Tubal Ligation  IUD(Reversible)    Essure®  Permanent  ✔  ✔      ✔  Office Procedure  ✔    ✔    Some  No Special Capital Equipment   ✔    ✔      No Anesthesia  ✔    ✔      No Coil Implant/ Clip  ✔          No Hormones  ✔  ✔      ✔  One-Time Cost  ✔  ✔  Multiple IUDs    ✔  Worldwide Applicability  ✔  Varies  ✔      12

 Companion ultrasound procedure exclusive to FemBloc - confirms procedure success  Occlusion Confirmation  No Permanent Implant – Scar Tissue Closes Tubal Lumen  FemBloc Treatment  FemBloc Permanent Birth Control in Development  The first and only non-surgical, in-office approach  Balloon at tubal opening without cannulation  Biopolymer is designed to be expelled within 3 months    3 Months  Blockage  Biopolymer solidifies  Biopolymer degrades  Saline-air contrast confirms blockage  13

   Summary:n=183 subjects being followed for 5 years Patients found procedures highly tolerable 96% physicians assessed procedure to be extremely/ very simple99% physicians assessed easier than tubal ligation surgery  Summary:n=93 subjects received planned hysterectomy Subset with histopathology demonstrating biopolymer tissue reactionsNo serious safety events reported  Goals:n=50 subjects receive two confirmation tests to allow selection of ultrasound or radiology testEvaluate adequacy of improvements to procedures, products and training  Goals:IDE approval of study design(multi-center, unblinded prospective study)First-mover advantage utilizing previous FDA approved third-party study designs:primary endpoint of pregnancy rate at 1 year post confirmation testsafety follow-up 2-5 years post-market  Safety & Effectivenessof FemBloc  Selection of ConfirmationTest for Pivotal  No Serious AEs Reported  Evaluated Delivery &Biopolymer Effectiveness  FemBloc Clinical Studies for Pre-Market Approval (PMA)  SITE RECRUITMENT UNDERWAY  Early Clinical  Stage I: Safety  Stage II: Validation(on-going)  Stage III: Pivotal(pending)  14  ✔  ✔

 165  27  53  8  2  2  3  5  12  1  FemBloc Treatment  (90 days)  FemBloc: Majority AEs Were Mild and Occurred at Time of Procedure (n = 183 subjects)  Patients are being followed for 5 years, with first subjects approaching 4-year follow-up    94% AEs related to device/ procedure occurred within 7 days of procedure  75% AEs mild  No SAEs  15

 Bleeding/Spotting (41.5%)  Pain/Cramps (38%)  Other  28%  10.3%  2.1%  1.1%  24.8%  8.9%  4.3%  1.1%  1.8%  *Visual Analog Scale (VAS) from 0-10 was used, where 10 was the highest measure of pain/discomfort.  FemBloc: Most Common Reported AEs (>1%) Were Related to Bleeding/Spotting or Pelvic Pain/Cramping  Mean pain/ discomfort score* out of 10 as reported by patient: 4.3 for FemBloc treatment and 3.0 for confirmation  16

Permanent Birth Control Market Opportunity (U.S.)

72 M Reproductive Aged Women

← *Most Invasive/ Most Reliable* | *Least Invasive / Least Reliable* →

Tubal Ligation Surgery | Hormones | Condoms

Near-Term Target Market

$2B Annual

Includes women (and partners) choosing permanent birth control annually (~1.3M)

Market Expansion Opportunity

$20 B Total

Includes women using non-permanent options but are candidates (>12M)

17

FemBloc: Improved Health Economics



Permanent One-Time Cost Breakdown
$6,000*
6000
5000
4000
3000
2000
1000
0
Amount in $
Facility
Anesthesia
Pre-Op
Post-Op
Physician
Est < ½ cost of Tubal Ligation
Cost of FemBloc System
Physician / Practice
Surgical Tubal Ligation
FemBloc

FemBloc Efficiencies

- In-office procedure expands practice services
- Can perform multiple procedures in same room
- Quick to perform; ease of room turnover
- Patient resumes normal activities

Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control; Doximity 2019; U.S. Bureau of Labor Statistics, 2019.

18

femasys®

FemBloc: Clear Reimbursement Path

3 reimbursable office visits

1

Counseling/Eligibility



In-office visit
(required for permanent birth control)

Existing CPT codes

1+ Days

2

FemBloc Treatment



In-office procedure

Category covered (ACA)
Cat III code approved

3 Months

3

FemBloc Confirmation



In-office ultrasound procedure

Cat III code approved

19

femasys®

FemaSeed®

Localized Artificial Insemination

- *Developing the first and only first-line approach designed to deliver sperm where conception occurs*
- *Designed to be more affordable than assisted reproduction*

Companion Diagnostics FemVue® and FemCath™

- *Includes first in-office ultrasound diagnosis of fallopian tubes for infertility*

20

femasys®

 Infertility: Unmet Need (U.S. only)   More than 9 million struggle with infertility  Despite advancements, there have been no new affordable options in decades.  21

FemaSeed: Expected Competitive Advantages Over Existing Infertility Options

	FemaSeed	Traditional IUI	IVF
Artificial Insemination	✔	✔	
Sperm delivered to egg in fallopian tube *(where conception occurs)*	✔		✔
Stimulation drugs optional	✔	✔	
Low procedure cost	✔	✔	
Minimal training	✔	✔	

22

femasys®

 FemaSeed Localized Directional Insemination in Development  Limited advancements - continuous demand for less costly options  Undirected sperm delivery to cavity (IUI) is first-line treatment despite low success rates  First and only approach delivering sperm where conception occurs  23

 FemVue®  Diagnostic Evaluation of Fallopian Tubes  Commercially Available  FemCath™  Selective Fallopian Tube Contrast Placement  Commercially Available  First diagnostic to allow for selective evaluation of a fallopian tube with contrast  First diagnostic that creates natural contrast for an in-office ultrasound approach  Companion Diagnostics for FemaSeed® Localized Directional Insemination Procedure  24

FemVue Saline-Air Device (used prior to FemaSeed Procedure)

First In-office, Ultrasound Approach for Fallopian Tube Evaluation


Saline-Air contrast travels through the fallopian tube when open

When paired with FemCath allows for selective tubal evaluation

Commercially Available: U.S., Europe, Canada, Japan

- Diagnostic performed prior to infertility procedures
- Can be combined with saline evaluation of uterine cavity (standard of care)
- On-line training and support available for new customers
- Physician locator available on patient website
- Reimbursed using existing codes

25

femasys

   Summary:Study Design: multi-center, unblinded, prospective study# Subjects: 792 subject cycles Primary Effectiveness Endpoint:pregnancy rate by 7 weeks post procedureInterim Analysis Planned  Summary:Study Design: multi-center (7 U.S. sites), prospective post-market study # Subjects: 23 (45 tubes) Study Objective: observation of saline-air contrast to assess selective tubal infusionResults: 89% (40/45) had contrast enter tube combined with sustained flow or exit into peritoneal cavity No serious safety events reported  Evaluated Delivery Effectiveness  FemaSeed de Novo Clinical Trial for Grant/ Clearance  SITE RECRUITMENT UNDERWAY  Early Clinical(completed)  Pivotal Trial: Safety & Effectiveness(IDE Approved April 2021)  26  1st Subject Treated July 2021

Market Opportunity (U.S.)

>9M Infertile Women

← *Most Expensive* — *Least Expensive* →

IVF (~200k cycles/ year) | Intrauterine Insemination (IUI) | Diagnosis / Drugs | Discussion Only

Near-Term Target Market (IVF + IUI)

$800M Total

Includes women choosing IUI and required tubal diagnosis

Market Expansion Opportunity (Diagnosis / Drugs + Discussion Only)

$2B Total

27

femasys®

     FemaSeed Potential Market Penetration  U.S. Commercial Strategy   Goals:  No Advancement for Decades and Limited Competition in the Infertility Product Category  1,300 reproductive endocrinologists at 450 practices  Hire direct sales force for U.S., distribution partners for internationalInitially target customers for FemVue (50 practices currently)8 states represent over 50% practices and 60% of assisted reproductive cycles  Prospective Targets  28

 FemCerv®  Diagnostic/Cervical Cancer Sampling  First endocervical biopsy designed for comprehensive tissue sampling with minimal contamination  FDA Approved Commercialization Pending  29

FemCerv: Diagnostic Cervical Screening Solution

First cervical tissue sampler designed to improve tissue quality and quantity


1
Expanded Collection Chamber
2
Collected sample

- **Designed for minimal contamination**
- **Allows for comprehensive tissue sampling**
- **Designed to minimize patient discomfort**

30

femasys®

 Our Strategy: Targeting Ob/Gyns With Product Solutions Throughout the Continuum of Female Care  Addressing facets of care that have had negligible advancement over decades to create improved patient care and improved physician treatment options  Procedures for Infertility/Permanent Birth Control  Diagnostic Evaluation  Occlusion Confirmation for FemBloc and FemCerv  FemVue and FemCath  FemaSeed and FemBloc  Diagnostic Confirmation and Ongoing Care  31

   Our Strategy: Targeting Ob/Gyns With Product Solutions Throughout the Continuum of Female Care  U.S. Commercial Strategy   Goals:  Limited In-Office Advancements for Gynecologic Care Leaves Antiquated Options In Key Areas  41,000 U.S. Gynecologists in office practices  Expand infertility sales force for GYN in-office call pointInitially target customers for already commercialized product linesDirect in U.S, distribution partners international, to provide breadth of product solutions including diagnostics and therapeutics   Prospective Targets  32

Upcoming Anticipated Milestones / Events

Near term expected valuation inflection points creating accretive value for investors

2022				2023	
Q1	Q2	Q3	Q4	Q1	Q2
• CFO appointment	• FemBloc publication from early studies	• Complete FemBloc enrollment stage II study	• Interim data from FemaSeed *de novo* pivotal trial	• File FemBloc IDE for pivotal trial to support PMA approval	• Complete FemaSeed enrollment *de novo* pivotal trial

33

 Key Leadership   Experienced biotechnology and medical device professionals  Kathy Lee-Sepsick  President, CEO, Founder  25+ years of experience  Jeffery Marcus, MD   Chief Medical Advisor  25+ years of experience  Dan Currie  Sr. VP, Operations  30+ years of experience  Jeremy Sipos  VP, Research & Development  20+ years of experience  Lexy Kelley, MD  VP, Medical & Clinical Affairs  14+ years of experience  Terrell Pruitt  VP, Manufacturing  25+ years of experience  Edward Evantash, MD  Chief Medical Officer  20+ years of experience  Mary An Merchant, JD, PhD  VP Counsel, Intellectual Property  25+ years of experience  Dov Elefant  Chief Financial Officer  25+ years of experience  34

Investment Highlights

- Biomedical Company Disrupting the Approaches to Women's Health with Proprietary Diagnostic and Device Solutions in Development
- Addressing Multi-Billion Dollar Global Market Opportunities in Infertility and Permanent Birth Control With Differentiated and Improved Approaches
- Clear Reimbursement Path with Limited Competition Yields Improved Patient Care and Health Economics
- Woman-Founded and Led, Experienced Leadership Team with Concentrated Development Expertise
- In-House CMC and Device Infrastructure; 130+ Patents Filed Globally
- $33 million from recent IPO; early investment from Medtronic

35

femasys®

Disrupting Convention in Women’s Health Through Continuous Innovation  February 2022  Corporate Presentation  Investors: Chuck PadalaIR@femasys.com  Contact:   Media: Sky StriarMedia@femasys.com   36